UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K
 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

 Date of Report: March 9, 2020
 (Date of earliest event reported: March 9, 2020)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11178	Revlon, Inc.	13-3662955
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

33-59560	Revlon Consumer Products Corporation	13-3662953
Delaware
One New York Plaza
New York, New York, 10004
212-527-4000

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒
Revlon Consumer Products Corporation	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into Material Definitive Agreement.

Committed Debt Financing

On March 9, 2020, Revlon Consumer Products Corporation (“Products Corporation”), the direct wholly-owned operating subsidiary of Revlon, Inc. (“Revlon” and together with Products Corporation and its subsidiaries, the “Company”), entered into a binding commitment letter (the “Commitment Letter”) with Jefferies Finance LLC (the “Commitment Party”). Pursuant to the Commitment Letter and subject to the terms and conditions set forth therein, the Commitment Party has committed to provide senior secured term loan facilities in an aggregate principal amount of up to $850,000,000 (the “Facilities” and the “2020 Refinancing Transactions”).

The proceeds of the Facilities will be used (i) to repay in full indebtedness outstanding under Products Corporation’s 5.75% Senior Notes due February 2021 and Products Corporation’s Term Credit Agreement (the “2019 Term Loan Facility”) dated as of August 6, 2019 (the “Refinancing”), (ii) to pay fees and expenses in connection with the Facilities and the Refinancing and (iii) to the extent of any excess, for general corporate purposes.

The funding of the Facilities is contingent on the satisfaction of a limited number of customary conditions, including the execution of definitive loan documentation for the Facilities, absence of material adverse change and certain other customary conditions.  The commitments under the Commitment Letter will be available to the Company until June 30, 2020, unless the Refinancing (as defined below) is consummated or the maturity of certain other material indebtedness of Products Corporation is accelerated prior to such date.

Principal and Maturity: The Facilities will consist of (i) a senior secured term loan facility in a principal amount of up to $300,000,000 (the “Brandco Facility”) and (ii) a senior secured term loan facility in a principal amount of up to $550,000,000 (the “Specified Brands Facility”).  Jefferies Finance LLC will act as administrative agent and collateral agent in respect of the Facilities.

The Facilities will mature on the fifth anniversary of the closing date of the Facilities (the “Closing Date”), subject to a springing maturity 91 days prior to the maturity date of Products Corporation’s 6.25% Senior Notes due 2024 (the “2024 Notes”) if, on such date, $100,000,000 or more in aggregate principal amount of the 2024 Notes remains outstanding.

Borrowers, Guarantees and Security:

Brandco Facility.  The borrower under the Brandco Facility will be Products Corporation, and the Brandco Facility will be guaranteed by certain indirect foreign subsidiaries of Products Corporation (the “Brandcos”), whose direct and indirect subsidiaries (the “Specified Brands Subsidiaries”) will be “Unrestricted Subsidiaries” for purposes of the existing debt agreements of Products Corporation and will hold various intellectual property assets related to the Elizabeth Arden and American Crew brands and certain other portfolio brands (the “Specified Brand Assets”). The Brandcos will not guarantee Products Corporation’s Term Credit Agreement dated as of September 7, 2016 and amended to date (as amended to date, the “2016 Term Loan Facility”), but all guarantors of the 2016 Term Loan Facility will guarantee the Brandco Facility.  All of the assets of the Brandcos (including the equity of the first-tier Specified Brands Subsidiary) will be pledged to secure the Brandco Facility on a first-priority basis and will not secure the 2016 Term Loan Facility, but the Brandco Facility will be secured on a pari passu basis by the assets securing the 2016 Term Loan Facility.

Specified Brands Facility.  The borrower of the Specified Brands Facility will be a Specified Brands Subsidiary that is an indirect subsidiary of the Brandcos (the “Specified Brands Borrower”).  The Specified Brands Facility will be guaranteed by the direct parent of the Specified Brands Borrower and each of the subsidiaries of the Specified Brands Borrower.  The Specified Brands Facility will be secured by substantially all of the assets of the Specified Brands Borrower and the other Specified Brands Subsidiaries, which will include the Specified Brand Assets.

Contribution and License Agreements:  In connection with the pledge of the Specified Brand Assets, Products Corporation will enter into intercompany arrangements pursuant to which the Specified Brand Assets will be contributed to the Specified Brand Subsidiaries. Products Corporation and/or its operating subsidiaries will enter into license and royalty arrangements on arm’s length terms with the relevant Specified Brand Subsidiary to provide for their continued use of the Specified Brand Assets during the term of the Facilities.

Interest and Fees:  Interest will accrue on the Facilities at a rate per annum of adjusted LIBOR plus a fixed margin. Products Corporation is also obligated to pay customary fees and expenses in connection with the Facilities.

Affirmative and Negative Covenants:  The Facilities will contain certain affirmative and negative covenants that, among other things, limit the Restricted Group’s (as defined below) ability to: (i) incur additional debt; (ii) incur liens; (iii) sell, transfer or dispose of assets; (iv) make investments; (v) make dividends and distributions on, or repurchases of, equity; (vi) make prepayments of contractually subordinated or junior lien debt; (vii) enter into certain transactions with their affiliates; (viii) enter into sale-leaseback transactions; (ix) change their lines of business; (x) restrict dividends from their subsidiaries or restrict liens; (xi) change their fiscal year; and (xii) modify the terms of certain debt. The “Restricted Group” means (a) with respect to the Brandco Facility, Products Corporation and its restricted subsidiaries under the Brandco Facility and (b) with respect to the Specified Brands Facility, the Specified Brands Subsidiaries.

Prepayments:  The Facilities will be subject to certain mandatory prepayments, including from the net proceeds from the issuance of certain additional debt and asset sale proceeds of certain non-ordinary course asset sales or other dispositions of property, subject to certain exceptions. The Facilities may be repaid at any time, subject to customary prepayment premiums.

The Facilities will also contain certain customary representations, warranties and events of default.

Item 2.02.  Results of Operations and Financial Condition.

On March 9, 2020 Revlon issued a press release (the "Press Release") announcing the Company’s preliminary and unaudited earnings for the fiscal quarter and year ended December 31, 2019. A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and the portion entitled “Preliminary 2019 Fourth Quarter and Full Year Financial Results” is incorporated by reference into this Item 2.02. In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 and the portion of the Press Release entitled “Preliminary 2019 Fourth Quarter and Full Year Financial Results” shall be deemed to be "furnished" to the SEC and not deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

The preliminary and unaudited results referred to in the Press Release are derived from preliminary internal financial reports and are subject to revision based on the Company's financial closing procedures and controls associated with the completion of its year-end financial reporting, including all customary reviews and approvals, and completion by the Company's independent registered public accounting firm of its audit of such financial statements for the year ended December 31, 2019. Accordingly, actual final results for 2019 may differ from these preliminary results, whether due to adjustments and other developments that may arise between the issuance of the Press Release and the issuance of the final audited results for the fiscal year ended December 31, 2019 or otherwise, and such differences may be material. Revlon and Products Corporation expect to file its respective Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including their final audited financial results, on March 12, 2020.

In connection with the 2020 Refinancing Transactions referred to in Item 1.01 of this Form 8-K, the Company provided to the Commitment Party and certain other potential lenders certain financial information they requested as part of due diligence in evaluating these transactions. Such parties agreed to retain such information as confidential information and to refrain from trading in Revlon securities using such information until such time that the Company publicly announced the 2020 Refinancing Transactions. Accordingly, the Company is concurrently with its announcement of the 2020 Refinancing Transactions providing such information to all investors. The Company is not required under U.S. GAAP to provide such information in its annual and quarterly financial statements, and is therefore providing this information to investors on a one-time basis only. The Company does not undertake any obligation to publicly update any such information, except as may be required by law.

($MMs)	Net Sales			Direct Contribution
	2017	2018	2019	2017	2018	2019
Specified Brands	$824	$893	$880	$196	$241	$249

Item 2.05.  Costs Associated with Exit or Disposal Activities.

Building upon its previously-announced 2018 Optimization Program, Revlon also announced in the Press Release that it is implementing a worldwide organizational restructuring (the “Revlon 2020 Restructuring Program”) designed to reduce the Company’s selling, general and administrative expenses, as well as cost of goods sold, improve the Company’s gross profit and Adjusted EBITDA and maximize productivity, cash flow and liquidity. The Revlon 2020 Restructuring Program includes rightsizing the organization and operating with more efficient workflows and processes. The leaner organizational structure is also expected to improve communication flow and cross-functional collaboration, leveraging the more efficient business processes.

As a result of the Revlon 2020 Restructuring Program, the Company expects to eliminate approximately 1,000 positions worldwide, including approximately 650 current employees and approximately 350 open positions. On March 10, 2020, the Company will begin informing certain employees that will be affected by the Revlon 2020 Restructuring Program. While certain aspects of the Revlon 2020 Restructuring Program may be subject to consultations with employees, works councils, unions and/or governmental authorities, the Company currently expects to substantially complete the employee-related actions by the end of 2020 and the other consolidation and outsourcing actions during 2021 and 2022.

In connection with implementing the Revlon 2020 Restructuring Program, the Company expects to recognize during 2020 approximately $55 million to $65 million of total pre-tax restructuring and related charges (the “2020 Restructuring Charges”), consisting primarily of employee-related costs, such as severance, retention and other contractual termination benefits. In addition, the Company expects restructuring charges in the range of $65 million to $75 million to be charged and paid in the period of 2021 to 2022. The Company expects that substantially all of these restructuring charges will be paid in cash, with approximately $55 million to $65 million of the total charges expected to be paid in 2020, approximately $40 million to $45 million expected to be paid in 2021, with the balance expected to be paid in 2022.

As a result of the Revlon 2020 Restructuring Program, the Company expects to deliver in the range of $200 million to $230 million of annualized cost reductions by the end of 2022, with approximately 60% of these annualized cost reductions to be realized from the headcount reductions occurring in 2020. During 2020, the Company expects to realize approximately $105 million to $115 million of in-year cost reductions.

Item 9.01.  Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 9, 2020 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC by Revlon, Inc. on March 9, 2020).

Forward-Looking Statements

Statements and other information included in this Form 8-K that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, are forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Revlon’s ongoing obligations under the U.S. federal securities laws, Revlon does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date hereof. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions. Investors and prospective investors should not rely on forward-looking statements as predictions of future events. This forward-looking information should not be considered in isolation or as a substitute for the Company’s as reported financial results prepared in accordance with U.S. generally accepted accounting principles and should be read in conjunction with Revlon’s financial statements and related footnotes filed with the SEC. The forward-looking statements in this Form 8-K include, without limitation, the Company’s beliefs, expectations and/or estimates about: (i) the Company’s plans: (A) to consummate the 2020 Refinancing Transactions contemplated by the Commitment Letter; (B) to use the proceeds thereof to repay in full indebtedness outstanding under Products Corporation’s 5.75% Senior Notes due February 2021 and Products Corporation’s 2019 Term Loan Facility, to pay fees and expenses in connection with the Facilities and the Refinancing and to the extent of any excess, for general corporate purpose; and (C) the expected terms and conditions of the 2020 Refinancing Transactions; (ii) the Company’s plans to begin the process of implementing the Revlon 2020 Restructuring Program; including its expectation and belief that the Revlon 2020 Restructuring Program will reduce the Company’s selling, general and administrative expenses, as well as cost of goods sold, improve the Company’s gross profit and Adjusted EBITDA and maximize productivity, cash flow and liquidity, as well as rightsizing the organization and operating with more efficient workflows and processes and that the leaner organizational structure will improve communication flow and cross-functional collaboration, leveraging the more efficient business processes; (iii) the Company’s expectation that the Revlon 2020 Restructuring Program will result in the elimination of approximately 1,000 positions worldwide including approximately 650 current employees and approximately 350 open positions; (iv) the Company’s expectation that it will substantially complete the employee-related actions by the end of 2020 and the other consolidation and outsourcing actions during 2021 and 2022; (v) the Company’s expectations regarding the amount and timing of the 2020 Restructuring Charges and payments related to the Revlon 2020 Restructuring Program, including that: (a) it will recognize during 2020 approximately $55 million to $65 million of total pre-tax restructuring and related charges and in addition restructuring charges in the range of $65 million to $75 million to be charged and paid in the period of 2021 to 2022; and (b) substantially all of the 2020 Restructuring Charges will be paid in cash generated by the business, with approximately $55 million to $65 million of the total charges expected to be paid in 2020, approximately $40 million to $45 million expected to be paid in 2021, with the balance expected to be paid in 2022; and (vi) the Company’s expectations that as a result of the Revlon 2020 Restructuring Program, the Company will deliver in the range of $200 million to $230 million of annualized cost reductions by the end of 2022, with approximately 60% of these annualized cost reductions to be realized from the headcount reductions occurring in 2020, including the Company’s expectations that during 2020, the Company will realize approximately $105 million to $115 million of in-year cost reductions. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the disclosures and risks described in Revlon’s filings with the SEC, including Revlon’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2019 and 2020 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon’s website at http://www.revloninc.com, as applicable). Other important factors could also cause the Company’s actual results to differ materially from those indicated by these forward-looking statements, including, without limitation, risks and uncertainties relating to: (i) difficulties, delays or the inability of the Company to successfully complete the 2020 Refinancing Transactions, in whole or in part, greater than anticipated costs in completing such transactions and/or difficulties in using the proceeds of the 2020 Refinancing Transactions as intended; (ii) difficulties, delays or the inability of the Company to successfully complete the Revlon 2020 Restructuring Program, in whole or in part, which could result in less than expected operating and financial benefits from such actions; (iii) difficulties, delays or the inability of the Company to realize, in whole or in part, the anticipated benefits from the Revlon 2020 Restructuring Program, such as difficulties with, delays in or the Company’s inability to generate certain reductions in its selling, general and/or administrative expenses and/or eliminate certain positions; (iv) delays in completing the Revlon 2020 Restructuring Program, which could reduce the benefits realized from such activities; (v) higher than anticipated restructuring charges and/or payments and/or changes in the expected timing of such charges and/or payments; and/or (vi) less than anticipated annualized cost reductions from the Revlon 2020 Restructuring Program and/or changes in the timing of realizing such cost reductions, such as due to less than anticipated liquidity to fund such activities and/or more than expected costs to achieve the expected cost reductions. Factors other than those referred to above, including as described in Revlon’s Form 10-Ks, Form 10-Qs and Form 8-Ks filed with the SEC in 2019 and 2020, could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial information and materials and any other statement or disclosure on, or made available through, the Company’s website or other websites referred to herein shall not be incorporated by reference into this Form 8-K unless specifically identified as such.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

REVLON CONSUMER PRODUCTS CORPORATION

/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: March 9, 2020

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated March 9, 2020 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC by Revlon, Inc. on March 9, 2020).